UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2007


                             C&D Technologies, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                             1-9389                         13-3314599
(State or other             (Commission file number)              (IRS employer
jurisdiction of                                                   identification
incorporation)                                                    no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                        19422
(Address of principal executive offices)                            (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On April 16, 2007, the Company issued a press release regarding the Company's financial results for its fourth quarter and year ended January 31, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           The following exhibit is filed herewith:

Exhibit No.                      Description

99.1                             Press release issued by C&D Technologies, Inc.
                                 (the "Company") dated April 16, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.


Date:  April 16, 2007                     By: /s/ Ian J. Harvie
                                              ----------------------------------
                                                  Ian J. Harvie
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit
Number             Description

99.1               Press release dated April 16, 2007 issued by the Company.